Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of FireEye, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: December 21, 2020

BLACKSTONE DELTA LOWER HOLDINGS DE L.P.
By: Blackstone Delta Lower Holdings Manager L.L.C.., its general partner
By: Blackstone Delta Holdings DE L.P., its managing member,
By: Blackstone Tactical Opportunities Associates L.L.C., its managing member,

By: BTOA L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management

L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE DELTA LOWER HOLDINGS MANAGER L.L.C.
By: Blackstone Delta Holdings DE L.P., its managing member,
By: Blackstone Tactical Opportunities Associates L.L.C., its managing member,

By: BTOA L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management

L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE DELTA HOLDINGS DE L.P.
By: BTO Holdings Manager L.L.C., its general partner
By: Blackstone Tactical Opportunities Associates L.L.C., its managing member,

By: BTOA L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management

L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BTO HOLDINGS MANAGER L.L.C.
By: Blackstone Tactical Opportunities Associates L.L.C., its managing member,

By: BTOA L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management

L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES L.L.C.

By: BTOA L.L.C., its sole member

By: Blackstone Holdings III L.P., its managing member

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management

L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BTOA L.L.C. By: Blackstone Holdings III L.P., its managing member By: Blackstone Holdings III GP L.P., its general partner By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management
L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BTO FD DELTA HOLDINGS DE L.P.
By: BTO FD Delta Holdings Manager L.L.C., its general partner
By: Blackstone Tactical Opportunities Fund — FD L.P., its managing member,
By: Blackstone Tactical Opportunities Associates III – NQ L.P., its general partner
By: BTO DE GP-NQ L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BTO FD DELTA HOLDINGS MANAGER L.L.C.
By: Blackstone Tactical Opportunities Fund - FD L.P., its managing member,
By: Blackstone Tactical Opportunities Associates III – NQ L.P., its general partner
By: BTO DE GP-NQ L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE TACTICAL OPPORTUNITIES FUND – FD L.P.
By: Blackstone Tactical Opportunities Associates III – NQ L.P., its general partner
By: BTO DE GP – NQ L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES III – NQ L.P.
By: BTO DE GP – NQ L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BTO DE GP – NQ L.L.C.

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE HOLDINGS II L.P.
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE HOLDINGS I/II GP L.L.C.

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

THE BLACKSTONE GROUP INC.

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Tabea Y. Hsi
Name: Tabea Y. Hsi
Title: Managing Director

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

[FireEye, Inc. – Joint Filing Agreement]